Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes
11. Income Taxes
Provision for Income Taxes
For the years ended December 31, 2019, 2018, and 2017, the Company did not record a federal current or deferred income tax expense. For the years ended December 31, 2019 and 2018, the Company did record a state current tax expense. The Company’s consolidated loss before income taxes consists solely of a domestic loss.
A reconciliation of income tax expense computed at the statutory federal income tax rate to income taxes as reflected in the consolidated financial statements is as follows:

	Year Ended December 31,
	2019	2018	2017
	(In thousands)
Income tax benefit at federal statutory rate	$(17,368)	$(7,899)	$(11,484)
State taxes	(5,314)	(2,340)	(1,011)
Tax credits	(2,910)	(817)	(222)
Stock-based compensation	753	764	140
Federal tax rate change	—	—	2,202
Change in fair value of tranche rights	—	3	5,065
Other	25	241	—
Change in valuation allowance	24,850	10,074	5,310

Income tax expense	$36	$26	$—

Effective tax rate	0.0%	0.0%	0.0%

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) was signed into United States law. The TCJA includes a number of changes to existing tax law, including, among other things, a permanent reduction in the federal corporate income tax rate from 34% to 21%, effective as of January 1, 2018, as well as limitation of the deduction for net operating losses to 80% of annual taxable income and elimination of net operating loss carrybacks, in each case, for losses arising in taxable years beginning after December 31, 2017 (though any such net operating losses may be carried forward indefinitely). The tax rate change resulted in (i) a reduction in the gross amount of our deferred tax assets as of December 31, 2017, without an impact on the net amount of our deferred tax assets, which are recorded with a full valuation allowance, and (ii) no income tax expense or benefit being recognized as of the enactment date of the TCJA.

Deferred Tax Assets and Liabilities
Deferred income taxes reflect the net tax effects of loss and credit carryforwards and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of deferred income taxes were as follows:

	As of December 31,
	2019	2018
	(In thousands)
Deferred tax assets:
Net operating losses	$34,938	$13,054
Capitalized license	771	835
Research credits	4,151	1,007
Accruals	401	514
Stock-based compensation	53	51
Net unrealized loss	—	11

Total gross deferred tax assets	40,314	15,472
Less valuation allowance	(40,221)	(15,395)

Total deferred tax assets	93	77

Deferred tax liabilities:
Net unrealized gain	13	—
Depreciation and amortization	80	77

Total gross deferred tax liability	93	77

Net deferred tax assets	$—	$—

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Due to the lack of earnings history, the net deferred tax assets have been fully offset by a valuation allowance. A valuation allowance of $40.2 million and $15.4 million has been recorded for the years ended December 31, 2019 and 2018, respectively.
Net Operating Loss and Tax Credit Carryforwards
As of December 31, 2019, the Company had net operating loss carryforwards for federal income tax purposes of approximately $127.0 million, of which $14.0 million will begin to expire in 2036 and $113.0 million can be carried forward indefinitely. As of December 31, 2019, the Company had total state net operating loss carryforwards of approximately $130.8 million which will begin to expire in 2036. Utilization of some of the federal and state net operating loss and credit carryforwards are subject to annual limitations due to the “change of ownership” provisions under Sections 382 and 383 of the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitations may result in the expiration of net operating losses and credits before utilization. The Company has not performed an ownership change analysis.
As of December 31, 2019 and 2018, the Company had federal research credits of $3.8 million and $0.9 million, respectively, which will begin to expire in 2037 and state research credits of $0.5 million and $0.2 million, respectively, which will begin to expire in 2032. These tax credits are subject to the same limitations discussed above. The Company has not yet conducted a study of its research and development credit carryforwards. This study may result in an increase or decrease to the Company’s credit carryforwards, however, until a study is completed and any adjustment is known, no amounts are being presented as an uncertain tax position. A full valuation allowance has been provided against the Company’s credits, and if an adjustment is required, this adjustment would be offset by an adjustment to the valuation allowance. As a result, there would be no impact to the statements of operations and comprehensive loss or statements of cash flows if an adjustment were required.
Unrecognized Tax Benefits
The Company has incurred net operating losses since inception and has no significant unrecognized tax benefits. If in the future the Company recognizes uncertain tax positions, the Company’s effective tax rate will be reduced. Currently, the Company has a full valuation allowance against its net deferred tax asset which would impact the timing of the effective tax rate benefit should any of these uncertain tax positions be favorably settled in the future. Any adjustments to uncertain tax positions would result in an adjustment of net operating loss or tax credit carry forwards rather than resulting in a cash outlay. As of December 31, 2019, the Company had no unrecognized tax benefits and no accrued interest or penalties related to uncertain tax positions.
Income tax returns are filed in the U.S. and Massachusetts. The Company is not currently under examination. Due to net operating losses and research credit carryovers, all of the tax years remain open to examination.